UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2006
Blue Ridge Real Estate Company
Big Boulder Corporation
(Exact Name of Registrant Specified in Charter)

	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania	0-28-43 (Big Boulder)	24-0822326 (Big Boulder)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania	18610-0707
(Address of Principal Executive Offices)	(Zip Code)
(570) 443-8433
(Registrant’s telephone number, including area code)
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 2 to the Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Registrants”) Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2006, as amended by Amendment No. 1 thereto, filed with the Commission on June 22, 2006 (the “Form 8-K”), amends and modifies the Form 8-K to amend and restate Item 9.01 in its entirety.

Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Unaudited pro forma condensed combined balance sheet and combined statement of operations

Item 9.01 Financial Statements and Exhibits
(b) Unaudited Pro Forma Financial Information.
The unaudited pro forma condensed combined statement of operations for the six months ended April 30, 2006 and for the year ended October 31, 2005 is attached hereto as Exhibit 99.1.
(d) Exhibits

Exhibit Number	Exhibit

10.1	Agreement, dated February 15, 2006, between Oxbridge Square Shopping Center, LLC and Stoltz Real Estate Partners, LLC.*

99.1	Unaudited pro forma condensed combined balance sheet and combined statement of operations for the six months ended April 30, 2006, and for the year ended October 31, 2005.

* Previously filed.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY
BIG BOULDER CORPORATION

Date: September 1, 2006	By:	/s/ ELDON D. DIETTERICK

	Name:	Eldon D. Dietterick
	Title:	Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Agreement, dated February 15, 2006, between Oxbridge Square Shopping Center, LLC and Stoltz Real Estate Partners, LLC.*

99.1	Unaudited pro forma condensed combined balance sheet and combined statement of operations for the six months ended April 30, 2006, and for the year ended October 31, 2005.

* Previously filed.